UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 31, 2007 (December 31, 2007)

R&G Financial Corporation
(Exact name of registrant as specified in its charter)

Puerto Rico	001-31381	66-0532217
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
290 Jesús T. Piñero Ave.
Hato Rey, San Juan, Puerto Rico 00918
(Address of principal executive offices and zip code)
(787) 758-2424
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On December 31, 2007, R&G Financial Corporation (the “Company”) announced by press release that it has received regulatory permission from the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the Commissioner of Financial Institutions of the Commonwealth of Puerto Rico, to make dividend payments on its preferred stock and trust preferred securities that are due to be paid on January 1, 2008.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.
Item 9.01 Financial Statements And Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not Applicable.
(d) Exhibits.
99.1	Press Release issued on December 31, 2007 by R&G Financial Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R&G FINANCIAL CORPORATION

Date: December 31, 2007	By:	/s/ ANDRÉS I. PÉREZ

Andrés I. Pérez Chief Financial Officer